                                  Exhibit 11.1
                                  ------------
              Statement Regarding Calculation of Earnings Per Share

                                                Basic         Diluted
                                             EPS number      EPS number       Net         Basic     Diluted
                                              of shares      of shares       Income        EPS        EPS
                                            -------------  -------------  ------------  ---------  ---------
3 months ended June 30, 2002                   9,399,560       9,575,650  $  1,449,242  $    0.15  $    0.15
3 months ended June 30, 2003                   9,560,529       9,892,558  $  2,598,372  $    0.27  $    0.26

3 months ended June 30, 2002                    Basic                        Diluted
                                            -------------                 ------------
Average Shares Outstanding                      9,399,560                    9,399,560
Options - Plan 1                                                       0
Average Option Price                                       $        0.00
Total Exercise Cost                                        $        0.00
Shares Repurchased                                                     0
Net Shares from Option - Plan 1                                                      0
Options - Plan 2                                                  57,749
Average Option Price                                       $        3.14
Total Exercise Cost                                        $     181,332
Shares Repurchased                                                18,133
Net Shares from Option - Plan 2                                                 39,616
Options - Plan 3                                                 444,540
Average Option Price                                       $        6.93
Total Exercise Cost                                        $   3,080,662
Shares Repurchased                                               308,066
Net Shares from Option - Plan 3                                                136,474
Options - Plan 4                                                 423,435
Average Option Price                                       $       12.93
Total Exercise Cost                                        $   5,475,015
Shares Repurchased                                               547,501
Net Shares from Option - Plan 4                                                      0
Options - EFA Non-qualified                                       85,500
Average Option Price                                       $       10.19
Total Exercise Cost                                        $     871,245
Shares Repurchased                                                87,125
Net Shares from Option - EFA Non-qualified                                           0
Options - CGB Qualified                                           44,253
Average Option Price                                       $       10.71
Total Exercise Cost                                        $     473,950
Shares Repurchased                                                47,395
Net Shares from Option - CGB Qualified                                               0
Options - CGB Non-Qualified                                       32,372
Average Option Price                                       $       11.04
Total Exercise Cost                                        $     357,387
Shares Repurchased                                                35,739
Net Shares from Option - CGB Non-Qualified                                           0
Options - Moneta                                                 187,678
Average Option Price                                       $       12.44
Total Exercise Cost                                        $   2,334,714
Shares Repurchased                                               233,471
Net Shares from Option - Moneta                                                      0
Stock Appreciation Rights                                         80,600
Average Stock Appreciation Rights Price                    $       11.67
Total Exercise Cost                                        $     940,602
Shares Repurchased                                                94,060
Net Shares from Stock Appreciation Rights                                            0

                                            -------------                 ------------
Gross Shares                                    9,399,560                    9,575,650
Price                                                      $       10.00

3 months ended June 30, 2003                    Basic                        Diluted
                                            -------------                 ------------
Average Shares Outstanding                      9,560,529                    9,560,529
Options - Plan 1                                                       0
Average Option Price                                       $        0.00
Total Exercise Cost                                        $        0.00
Shares Repurchased                                                     0
Net Shares from Option - Plan 1                                                      0
Options - Plan 2                                                  13,200
Average Option Price                                       $        5.88
Total Exercise Cost                                        $      77,616
Shares Repurchased                                                 5,758
Net Shares from Option - Plan 2                                                  7,442
Options - Plan 3                                                 398,800
Average Option Price                                       $        6.90
Total Exercise Cost                                        $   2,751,720
Shares Repurchased                                               204,134
Net Shares from Option - Plan 3                                                194,667
Options - Plan 4                                                 526,362
Average Option Price                                       $       12.11
Total Exercise Cost                                        $   6,374,244
Shares Repurchased                                               472,867
Net Shares from Option - Plan 4                                                 53,495
Options - Plan 5 - Omnibus                                       275,423
Average Option Price                                       $       11.59
Total Exercise Cost                                        $   3,192,153
Shares Repurchased                                               236,807
Net Shares from Option - Plan 5                                                 38,616
Options - EFA Non-qualified                                       89,250
Average Option Price                                       $       10.13
Total Exercise Cost                                        $     904,103
Shares Repurchased                                                67,070
Net Shares from Option - EFA Non-qualified                                      22,180
Options - CGB Qualified                                           26,750
Average Option Price                                       $       10.14
Total Exercise Cost                                        $     271,245
Shares Repurchased                                                20,122
Net Shares from Option - CGB Qualified                                           6,628
Options - CGB Non-Qualified                                        8,572
Average Option Price                                       $       11.67
Total Exercise Cost                                        $     100,035
Shares Repurchased                                                 7,421
Net Shares from Option - CGB Non-Qualified                                       1,151
Options - Moneta                                                 186,496
Average Option Price                                       $       12.43
Total Exercise Cost                                        $   2,318,145
Shares Repurchased                                               171,969
Net Shares from Option - Moneta                                                      0
Stock Appreciation Rights                                         65,719
Average Stock Appreciation Rights Price                    $       11.87
Total Exercise Cost                                        $     780,085
Shares Repurchased                                                57,870
Net Shares from Stock Appreciation Rights                                        7,849
                                            -------------                 ------------
Gross Shares                                    9,560,529                    9,892,558
Price                                                      $       13.48

Moneta options are antidilutive due to the impact of adjusting net income for the expense associated with the plan for the quarter.

                                                 Basic          Diluted
                                               EPS number      EPS number         Net           Basic        Diluted
                                               of shares       of shares         Income          EPS           EPS
                                             --------------  --------------  --------------  ------------  ------------
6 months ended June 30, 2002                      9,349,433       9,576,225  $    2,320,600  $       0.25  $       0.24
6 months ended June 30, 2003                      9,541,552       9,855,507  $    3,733,470  $       0.39  $       0.38

6 months ended June 30, 2002                     Basic                          Diluted
                                             --------------                  --------------
Average Shares Outstanding                        9,349,433                       9,349,433
Options - Plan 1                                                          0
Average Option Price                                         $         0.00
Total Exercise Cost                                          $            0
Shares Repurchased                                                        0
Net Shares from Option - Plan 1                                                           0
Options - Plan 2                                                     99,775
Average Option Price                                         $         2.80
Total Exercise Cost                                          $      279,370
Shares Repurchased                                                   26,914
Net Shares from Option - Plan 2                                                      72,861
Options - Plan 3                                                    454,470
Average Option Price                                         $         6.90
Total Exercise Cost                                          $    3,135,843
Shares Repurchased                                                  302,104
Net Shares from Option - Plan 3                                                     152,366
Options - Plan 4                                                    424,380
Average Option Price                                         $        12.98
Total Exercise Cost                                          $    5,508,452
Shares Repurchased                                                  530,679
Net Shares from Option - Plan 4                                                           0
Options - EFA Non-qualified                                          85,500
Average Option Price                                         $        10.19
Total Exercise Cost                                          $      871,245
Shares Repurchased                                                   83,935
Net Shares from Option - EFA Non-qualified                                            1,565
Options - CGB Qualified                                              49,150
Average Option Price                                         $        10.71
Total Exercise Cost                                          $      526,397
Shares Repurchased                                                   50,713
Net Shares from Option - CGB Qualified                                                    0
Options - CGB Non-Qualified                                          45,069
Average Option Price                                         $        10.86
Total Exercise Cost                                          $      489,449
Shares Repurchased                                                   47,153
Net Shares from Option - CGB Non-Qualified                                                0
Options - Moneta                                                    187,613
Average Option Price                                         $        12.44
Total Exercise Cost                                          $    2,333,906
Shares Repurchased                                                  224,846
Net Shares from Option - Moneta                                                           0
Stock Appreciation Rights                                            72,200
Average Stock Appreciation Rights Price                      $        12.20
Total Exercise Cost                                          $      880,840
Shares Repurchased                                                   84,859
Net Shares from Stock Appreciation Rights                                                 0
                                             --------------                  --------------
Gross Shares                                      9,349,433                       9,576,225
Price                                                        $        10.38

6 months ended June 30, 2003                     Basic                          Diluted
                                             --------------                  --------------
Average Shares Outstanding                        9,541,552                       9,541,552
Options - Plan 1                                                          0
Average Option Price                                         $         0.00
Total Exercise Cost                                          $         0.00
Shares Repurchased                                                        0
Net Shares from Option - Plan 1                                                           0
Options - Plan 2                                                     13,200
Average Option Price                                         $         5.88
Total Exercise Cost                                          $       77,616
Shares Repurchased                                                    5,849
Net Shares from Option - Plan 2                                                       7,351
Options - Plan 3                                                    401,866
Average Option Price                                         $         6.90
Total Exercise Cost                                          $    2,772,875
Shares Repurchased                                                  208,958
Net Shares from Option - Plan 3                                                     192,908
Options - Plan 4                                                    541,704
Average Option Price                                         $        12.10
Total Exercise Cost                                          $    6,554,618
Shares Repurchased                                                  493,943
Net Shares from Option - Plan 4                                                      47,761
Options - Plan 5 - Omnibus                                          204,558
Average Option Price                                         $        10.97
Total Exercise Cost                                          $    2,244,001
Shares Repurchased                                                  169,103
Net Shares from Option - Plan 5                                                      35,455
Options - EFA Non-qualified                                          91,239
Average Option Price                                         $        10.13
Total Exercise Cost                                          $      924,251
Shares Repurchased                                                   69,650
Net Shares from Option - EFA Non-qualified                                           21,589
Options - CGB Qualified                                              27,994
Average Option Price                                         $        10.21
Total Exercise Cost                                          $      285,819
Shares Repurchased                                                   21,539
Net Shares from Option - CGB Qualified                                                6,455
Options - CGB Non-Qualified                                          15,465
Average Option Price                                         $        11.18
Total Exercise Cost                                          $      172,899
Shares Repurchased                                                   13,029
Net Shares from Option - CGB Non-Qualified                                            2,436
Options - Moneta                                                    186,496
Average Option Price                                         $        12.43
Total Exercise Cost                                          $    2,318,145
Shares Repurchased                                                  174,691
Net Shares from Option - Moneta                                                           0
Stock Appreciation Rights                                            67,450
Average Stock Appreciation Rights Price                      $        11.96
Total Exercise Cost                                          $      806,702
Shares Repurchased                                                   60,791
Net Shares from Stock Appreciation Rights                                                 0

                                             --------------                  --------------
Gross Shares                                      9,541,552                       9,855,507
Price                                                        $        13.27

Moneta options and Stock Appreciation Rights are antidilutive due to the impact of adjusting net income for the expense associated with each plan during the six month period ended June 30, 2003.